SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2024

COLUMBUS MCKINNON CORPORATION
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

001-34362	16-0547600
(Commission File Number)	(IRS Employer Identification No.)

13320 Ballantyne Corporate Place, Suite D	Charlotte	NC	28277
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number including area code: (716) 689-5400

_________________________________________________

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMCO	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging Growth Company

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 18, 2024, Columbus McKinnon Corporation (the “Company”) entered into a Fourth Amendment (the “Fourth Amendment”) to the Amended and Restated Credit Agreement, dated as of May 14, 2021, by and among the Company, Columbus McKinnon EMEA GmbH, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents parties thereto, as amended (the “Credit Agreement”).

The Fourth Amendment reduces the interest rate margin applicable to the term loan B outstanding under the Credit Agreement (the “Term Loan B”) by 25 basis points for both term SOFR borrowings and base rate borrowings. After giving effect to the repricing, the applicable interest rate margins for the Term Loan B are 2.50% for term SOFR borrowings and 1.50% for base rate borrowings. In addition, pursuant to the Fourth Amendment, the term SOFR credit spread adjustments, in respect of the Term Loan B, that were previously 0.11448% per annum for an interest period of one month, 0.26161% per annum for an interest period of three months, or 0.42826% per annum for an interest period of six months, were removed.

The foregoing description of the Fourth Amendment is not complete and is qualified in its entirety by reference to the Fourth Amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K with respect to the entry into a Rights Agreement Amendment is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
A copy of the press release announcing the repricing of the Term Loan B is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION

10.1	Fourth Amendment, dated as of March 18, 2024, by and among Columbus McKinnon Corporation, Columbus McKinnon EMEA GmbH, and JPMorgan Chase Bank, N.A., as administrative agent.
99.1	Press Release dated March 19, 2024
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBUS McKINNON CORPORATION

By:	/s/ Gregory P. Rustowicz
Name:	Gregory P. Rustowicz
Title:	Executive Vice President - Finance and Chief Financial Officer
(Principal Financial Officer)

Dated: March 19, 2024